UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 4, 2004

GRAY TELEVISION, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-13796	58-0285030

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4370 Peachtree Road, Atlanta, Georgia 30319

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(404) 504-9828

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On November 4, 2004, Gray Television, Inc. issued a press release reporting its financial results for the third quarter ended September 30, 2004. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release of Gray Television, Inc. issued November 4, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC. (Registrant)
Dated: November 4, 2004	By:	/s/ James C. Ryan
James C. Ryan, Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Gray Television, Inc. issued November 4, 2004.